UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☒

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

ARCONIC INC.
(Name of Registrant as Specified in Its Charter)

ELLIOTT ASSOCIATES, L.P.

ELLIOTT INTERNATIONAL, L.P.

PAUL E. SINGER

ELLIOTT CAPITAL ADVISORS, L.P.

ELLIOTT SPECIAL GP, LLC

BRAXTON ASSOCIATES, INC.

ELLIOTT ASSET MANAGEMENT LLC

ELLIOTT INTERNATIONAL CAPITAL ADVISORS INC.

HAMBLEDON, INC.

ELLIOTT MANAGEMENT CORPORATION

THE LIVERPOOL LIMITED PARTNERSHIP

LIVERPOOL ASSOCIATES LTD.

LARRY A. LAWSON

CHRISTOPHER L. AYERS

ELMER L. DOTY

BERND F. KESSLER

PATRICE E. MERRIN

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Elliott Associates, L.P. and Elliott International, L.P., together with the other participants in such proxy solicitation (collectively, “Elliott”), have filed a definitive proxy statement and accompanying BLUE proxy card with the Securities and Exchange Commission to be used to solicit votes for the election of its slate of four highly-qualified director nominees at the 2017 annual meeting of shareholders of Arconic Inc., a Pennsylvania corporation.

Item 1: On May 11, 2017, Elliott issued the following press release, which was also posted by Elliott to www.NewArconic.com:

Media Contact:

Stephen Spruiell
Elliott Management Corporation
(212) 478-2017
sspruiell@elliottmgmt.com

Elliott Management Corporation Welcomes Glass Lewis Support for All Four Independent Shareholder Nominees

Glass Lewis Recommends that Clients Vote for ALL of the Shareholder Nominees on the BLUE Proxy Card

Report is a Powerful Endorsement of Real Change

NEW YORK (May 11, 2017) – Elliott Management Corporation (“Elliott”), which manages funds that collectively beneficially own a 13.2% economic interest in Arconic Inc. (NYSE: ARNC) (“Arconic” or the “Company”), today welcomed the decision by Glass, Lewis & Co. (“Glass Lewis”), a leading independent proxy advisory firm, to recommend that all Arconic shareholders vote the BLUE proxy card in favor of real change at Arconic’s upcoming Annual Meeting of Shareholders to be held on May 25, 2017.

Glass Lewis recommended that clients vote on the BLUE proxy card for all four of the highly qualified, independent shareholder nominees: Chris Ayers, Elmer Doty, Bernd Kessler and Patrice Merrin. Elliott welcomes the recommendation of Glass Lewis for these shareholder nominees and urges all Arconic shareholders to deliver real change on May 25.

Additional Information

Elliott Associates, L.P. and Elliott International, L.P. (collectively, “Elliott”), together with the other participants in Elliott’s proxy solicitation, have filed a definitive proxy statement and accompanying BLUE proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit proxies in connection with the 2017 annual meeting of shareholders (the “Annual Meeting”) of Arconic Inc. (the “Company”). Shareholders are advised to read the proxy statement and any other documents related to the solicitation of shareholders of the Company in connection with the Annual Meeting because they contain important information, including information relating to the participants in Elliott’s proxy solicitation. These materials and other materials filed by Elliott with the SEC in connection with the solicitation of proxies are available at no charge on the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by Elliott with the SEC are also available, without charge, by directing a request to Elliott’s proxy solicitor, Okapi Partners LLC, at its toll-free number 1-877-869-0171 or via email at info@okapipartners.com.

About Elliott

Elliott Management Corporation manages two multi-strategy hedge funds which combined have more than $32 billion of assets under management. Its flagship fund, Elliott Associates, L.P., was founded in 1977, making it one of the oldest hedge funds under continuous management. The Elliott funds’ investors include pension plans, sovereign wealth funds, endowments, foundations, funds-of-funds, high net worth individuals and families, and employees of the firm.

Item 2: On May 11, 2017, Elliott issued the following press release, which was also posted by Elliott to www.NewArconic.com:

Media Contact:

Stephen Spruiell
Elliott Management Corporation
(212) 478-2017
sspruiell@elliottmgmt.com

Elliott Releases New Investor Presentation

New Presentation Highlights the Opportunity for Real Change

Details How a New Arconic Can Rise on May 25th

Click here to download the full presentation

NEW YORK (May 11, 2017) – Elliott Management Corporation (“Elliott”), which manages funds that collectively beneficially own a 13.2% economic interest in Arconic Inc. (NYSE: ARNC) (“Arconic” or the “Company”), today released an investor presentation entitled “A New Arconic: An Opportunity for Real Change on May 25th.”

The presentation highlights the opportunity for Arconic shareholders to put in place Board leadership capable of bringing real change by voting for the shareholder nominees on the BLUE proxy card. The four highly qualified, independent shareholder nominees are an ideal mix of successful operators and proven change agents.

In its most recent letter to investors, Arconic’s Board made a significant admission: Despite appearing to realize that reincorporation in Delaware is the surest path to implementing the best-in-class corporate-governance practices that Arconic’s shareholders deserve, the Board declined to pursue reincorporation this year because it could have “substantially impacted its ability to compete with Elliott for shareholder support in the proxy contest.” (Emphasis added.)

While Arconic's board is obsessively focused on "winning" a proxy contest with its shareholders, as this presentation makes clear, Elliott is focused on real change that will benefit all of Arconic’s stakeholders and create value over the long term.

The chance for real change has not gone unnoticed by analysts, shareholders and influential media personalities alike, whose support is noted throughout the detailed presentation released today. The presentation also lays out how a new Arconic can rise on May 25th with a strategy that aspires for world-class performance.

The full presentation can be downloaded by clicking here, and also viewed in its entirety on the homepage of NewArconic.com.

Additional Information

Elliott Associates, L.P. and Elliott International, L.P. (collectively, “Elliott”), together with the other participants in Elliott’s proxy solicitation, have filed a definitive proxy statement and accompanying BLUE proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit proxies in connection with the 2017 annual meeting of shareholders (the “Annual Meeting”) of Arconic Inc. (the “Company”). Shareholders are advised to read the proxy statement and any other documents related to the solicitation of shareholders of the Company in connection with the Annual Meeting because they contain important information, including information relating to the participants in Elliott’s proxy solicitation. These materials and other materials filed by Elliott with the SEC in connection with the solicitation of proxies are available at no charge on the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by Elliott with the SEC are also available, without charge, by directing a request to Elliott’s proxy solicitor, Okapi Partners LLC, at its toll-free number 1-877-869-0171 or via email at info@okapipartners.com.

About Elliott

Elliott Management Corporation manages two multi-strategy hedge funds which combined have more than $32 billion of assets under management. Its flagship fund, Elliott Associates, L.P., was founded in 1977, making it one of the oldest hedge funds under continuous management. The Elliott funds’ investors include pension plans, sovereign wealth funds, endowments, foundations, funds-of-funds, high net worth individuals and families, and employees of the firm.

Item 3: On May 11, 2017, Elliott issued a presentation entitled “Investor Presentation – An Opportunity for Real Change on May 25th” attached hereto as Exhibit 1, which was also posted by Elliott to www.NewArconic.com.

Item 4: On May 11, 2017, the following materials were posted by Elliott to www.NewArconic.com:

NEW ARCONIC

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PRESS RELEASES
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Statements & Presentations

May 11, 2017

New Arconic: An Opportunity for Real Change

VIEW

May 2, 2017

Elliott Releases Statement

VIEW

April 27, 2017

A New Arconic: Recent Events Confirm Need for Change

VIEW

April 11, 2017

Elliott Releases Investor Presentation

VIEW

March 24, 2017

Elliott Proxy Supplement

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March 9, 2017

Elliott Proxy Statement

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January 31, 2017

Elliott Views on Arconic

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